                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                     WELLS-GARDNER ELECTRONICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                              [WELLS-GARDNER LOGO]

                           2701 North Kildare Avenue
                            Chicago, Illinois 60639

                                                                  March 16, 2000

To Our Shareholders:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Wells-Gardner Electronics Corporation which will be held at the General Offices of the Company, 2701 North Kildare Avenue, Chicago, Illinois, Tuesday, April 25, 2000, at 2:00 P.M. Central Daylight Savings Time. All holders of common shares of the Company as of the close of business on March 10, 2000, are entitled to vote at the Annual Meeting.

     Time will be set aside for discussion of each item of business described in the accompanying Notice of Annual Meeting and Proxy Statement. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions. We plan to adjourn the meeting at approximately 3:00 P.M., but members of senior management will remain to answer any additional questions you may have.

     WE HOPE YOU WILL BE ABLE TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO MAKE CERTAIN THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING.

                                              Sincerely,

                                              /s/ Anthony Spier

                                              Anthony Spier
                                              Chairman of the Board, President
                                              and Chief Executive Officer

                     WELLS-GARDNER ELECTRONICS CORPORATION

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- APRIL 25, 2000

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Wells-Gardner Electronics Corporation will be held on Tuesday, April 25, 2000, at 2:00 P.M., Central Daylight Savings Time, at the general offices of the Company, 2701 North Kildare Avenue, Chicago, Illinois, for the following purposes:

     1. To elect five directors;

     2. To consider and vote upon a proposal to adopt the Company's Executive Stock Award Plan;

     3. To consider and vote upon a proposal to ratify the appointment of KPMG LLP, as independent certified public accountants of the Company for the fiscal year ending December 31, 2000;

     4. To act upon any other business which may properly be brought before the meeting.

The close of business on March 10, 2000, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting.

                                              By Order of the Board of
                                              Directors,

                                              George B. Toma
                                              Corporate Secretary

                     WELLS-GARDNER ELECTRONICS CORPORATION

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TUESDAY, APRIL 25, 2000

     This Proxy Statement is being sent on or about March 16, 2000, to all holders of common shares, $1.00 par value ("Common Stock"), the only class of stock outstanding, of Wells-Gardner Electronics Corporation, 2701 North Kildare Avenue, Chicago, Illinois 60639 (the "Company"), entitled to vote at the Annual Meeting of Shareholders on Tuesday, April 25, 2000 (the "Meeting"), in order to furnish information relating to the business to be transacted.

VOTING PROCEDURES

     Shareholders of record at the close of business on March 10, 2000, are entitled to vote at the Meeting. As of that date, there were approximately 4,562,742 shares of Common Stock outstanding. Shareholders are entitled to one vote per share owned on the record date, and with respect to the election of directors, shareholders have cumulative voting rights. Under cumulative voting, each shareholder is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, and such shareholder may cast such votes for one nominee or distribute them in any manner among any number of nominees.

     A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

     You may revoke your proxy at any time before it is actually voted at the Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the Meeting and withdrawing the proxy. You may also be represented by another person present at the Meeting by executing a proxy designating such person to act on your behalf. Each unrevoked proxy card properly executed and received prior to the close of the Meeting will be voted as indicated.

     Unless otherwise indicated on the proxy card, votes represented by all properly executed proxies will be distributed equally among the nominees for director named herein, except that if additional persons are nominated, the proxies will have discretionary authority to cumulate votes among the nominees named herein. The withholding of authority to vote for any individual nominee or nominees will permit the proxies to distribute the withheld votes in their discretion among the remaining nominees. In addition, where specific instructions are not indicated, the proxy will be voted FOR the adoption of the Executive Stock Award Plan and the FOR the ratification of appointment of the selection of KPMG LLP as independent certified public accountants for the fiscal year ending December 31, 2000.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares represented at the Meeting and entitled to vote is required for the election of directors and the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote is required for the adoption of the Company's Executive Stock Award Plan and ratification of appointment of KPMG LLP and for any other matters which may be submitted for consideration. Abstentions are included in the determination of the number of shares present for purposes of determining if a quorum is present. Shares represented by proxies which are marked "abstain" or to deny discretionary authority on any matter will be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matters. Broker "non-votes" will be treated as not represented at the Meeting as to matters for which a non-vote is indicated on the broker's proxy and will not affect the determination of the outcome of the vote on any proposal to be decided at the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company also may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

     A copy of the 1999 Annual Report to Shareholders, which includes the consolidated financial statements of the Company for 1999, was mailed to the shareholders on or about March 16, 2000.

                             ELECTION OF DIRECTORS

     The bylaws of the Company provide that the number of directors of the Company shall be from five to nine, as fixed from time to time by the Board of Directors. The size of the Board is currently set at five members. Shareholders are entitled to cumulative voting in the election of directors. See "Voting Procedures" herein. Directors will hold office until the next Annual Meeting and until their successors are duly elected and qualified, or until their earlier death or resignation. The Board of Directors has inquired of each nominee and has ascertained that each will serve if elected. In the event that any of these nominees should become unavailable for election, the Board of Directors may designate substitute nominees, in which event the shares represented by the proxy cards returned will be voted for such substitute nominees unless an instruction to the contrary is indicated on the proxy card.

INFORMATION CONCERNING NOMINEES

ANTHONY SPIER                                         DIRECTOR SINCE APRIL, 1990

     Anthony Spier, age 56, has been Chairman of the Board, President and Chief Executive Officer since April, 1994. Before joining the Company, Mr. Spier was President of Bruning Corporation, a manufacturer of drafting equipment and supplies, from 1989 to 1994. Prior thereto, he was Vice President of AM International, and President of the International Division of AM International. He is chairman of the Executive Committee and a member of the Acquisition Committee.

MARSHALL L. BURMAN                                   DIRECTOR SINCE AUGUST, 1998

     Marshall L. Burman, age 70, is of Counsel to Wildman, Harrold, Allen & Dixon. Prior to 1992, Mr. Burman was Managing Partner of Arvey, Hodes, Costello & Burman. Mr. Burman is a current member and former chairman of the Illinois State Board of Investments. He is chairman of the Compensation Committee and a member of the Audit Committee.

JERRY KALOV                                        DIRECTOR SINCE FEBRUARY, 1999

Jerry Kalov, age 64, is President of Kay Consulting. Prior thereto, Mr. Kalov was President and Chief Executive Officer of Cobra Electronics Corporation (NASDAQ: COBR), retired January 1, 1998. Mr. Kalov also serves as a director of Recoton Corporation. Mr. Kalov is also a Governor and a member of the Executive Committee of the Electronic Industries Alliance. He is a member of the Acquisition, Compensation and Executive Committee.

FRANK R. MARTIN                                      DIRECTOR SINCE AUGUST, 1997

Frank R. Martin, age 53, is Senior Partner of the law firm Righeimer, Martin and Cinquino, P.C. Mr. Martin has been associated with this firm since 1974. He is a chairman of the Audit Committee and a member of the Executive Committee.

ERNEST R. WISH                                       DIRECTOR SINCE AUGUST, 1995

Ernest R. Wish, age 68, is Chairman of the Board of WRM, Inc. a residential real estate management firm. Mr. Wish also held the position as the Director of Revenue from 1995 to 1996, and was City Clerk from 1993 to 1995, for the City of Chicago. Prior thereto, Mr. Wish was Managing Partner of the Chicago and Midwest Regional offices of Coopers & Lybrand LLP, a public accounting firm. He is chairman of the Acquisition Committee and a member of the Audit and Compensation Committees.

     The shares represented by the proxy cards returned will be voted FOR the election of these nominees, as specified under "Voting Procedures" herein, unless specified otherwise.

VOTING RIGHTS AGREEMENT

     The Company, John R. Blouin, James J. Roberts, Jr. and James Industries, Inc. are parties to a voting rights agreement (the "Voting Rights Agreement") dated August 30,1999, governing the voting of Common Stock for directors of the Company. Pursuant to the Voting Rights Agreement, the parties have agreed to vote their shares of Common Stock at each election of directors for such slate of nominees as the Executive Committee of the Board designates (collectively, the "Designated Directors"). In any election of directors of the Company in which the number of nominees exceeds the number of directors to be elected, the agreement provides that the parties will vote in a manner to assure the election of the greatest number of Designated Directors or their successors. The Voting Rights Agreement terminates on the earlier of the termination of the Sales Representative Agreement between the Company, James Industries, Inc. and James
J. Roberts, Jr. (see "Compensation Committee Interlocks and Insider Participation" herein) or December 31, 2003.

BOARD COMPENSATION

     Employee directors do not receive additional compensation for serving on the Board of Directors. At the 1996 Annual Meeting, the shareholders approved the Nonemployee Director Stock Plan. The Nonemployee Director Stock Plan, as amended by the Board in February, 1999, provides that for each quarter the director is a Board member and each Board or Committee meeting attended, each nonemployee director will receive $1,500 in value either as: (i) fair market value of Common Stock, or (ii) a combination of Common Stock and a cash payment in the amount sufficient to offset the tax liability incurred in connection with the receipt of such stock. The closing Common Stock price on the day of each meeting will set the basis price for such payment. The Nonemployee Director Stock Plan, as amended, also provides that nonemployee directors may receive stock options for a number of shares of Common Stock equal to one percent of the number of shares of Common Stock outstanding on the date of grant divided by the number of eligible directors, to be granted to nonemployee directors in office upon final adjournment of an annual meeting of shareholders. During 1999, the Board of Directors met seven times and all directors attended at least 97 percent of the aggregate number of Board meetings.

COMMITTEES OF THE BOARD

     The Board of Directors has a standing Audit, Executive, Compensation and Acquisition Committee. Although the Board has no nominating committee, the Executive Committee deals with matters relating to nominations to the Board.

AUDIT COMMITTEE

     The Audit Committee consists of Frank R. Martin (Chairman), Marshall L. Burman and Ernest R. Wish. The Audit Committee met four times during 1999. It also meets separately with representatives of the Company's independent auditors and with representatives of senior management. The Audit Committee is governed by a Charter, which is attached as an appendix to this proxy statement.

EXECUTIVE COMMITTEE

     The Executive Committee consists of Anthony Spier (Chairman), Jerry Kalov and Frank R. Martin. The Executive Committee, which met two times during 1999, has the authority to take all actions that could be taken by the Board of Directors, except as provided by statute. It may meet between regularly scheduled Board meetings to take such action as is necessary for the efficient operation of the Company.

     The Executive Committee's duties relating to nominations to the Board include proposing a slate of directors for election by the shareholders at each Annual Meeting and proposing candidates to fill vacancies on the Board. It conducts research to identify suitable candidates for Board membership, and seeks individuals who will make a substantial contribution to the Company. It will consider candidates proposed by shareholders. Generally, candidates must be highly qualified and affirmatively desirous of serving on the Board. They should represent the interests of all shareholders and not those of a special interest group. Any shareholder wishing to propose a candidate for consideration should forward the candidate's name and a detailed background of the candidate's qualifications to the Secretary of the Company.

COMPENSATION COMMITTEE

     The Compensation Committee consists of Marshall L. Burman (Chairman), Jerry Kalov and Ernest R. Wish. The Compensation Committee met six times during 1999. The Compensation Committee administers the Company's Amended and Restated Incentive Stock Plan. See "Report of the Compensation Committee" herein. The Compensation Committee also makes recommendations to the Board with respect to the compensation paid to the Chief Executive Officer and other executive officers. See "Report of Board of Directors on Compensation" herein.

ACQUISITION COMMITTEE

     The Acquisition Committee consists of Ernest R. Wish (Chairman), Jerry Kalov and Anthony Spier. The Acquisition Committee met four times during 1999. The Acquisition Committee identifies and makes recommendations to the Board regarding possible acquisitions and other investment opportunities of the Company.

                        SECURITIES BENEFICIALLY OWNED BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     Set forth in the following table are the beneficial holdings on December 31, 1999, of each person known by the Company to own beneficially more than five percent of its outstanding common stock, directors and nominees, the Chief Executive Officer and all executive officers and directors as a group.

                                                      SHARES
                                                   BENEFICIALLY            % OF
                                                      OWNED                CLASS
                                                   ------------            -----
Voting Rights Agreement..........................     652,396(a)(d)        13.0%
James J. Roberts, Jr.............................     608,626(a)(b)(d)     12.1%
  Individual and as Trustee of the James J.
  Roberts Trust dated January 23, 1991
  1619 Colonial Parkway
  Inverness, Illinois 60067
The Killen Group, Inc............................     407,055(c)            9.0%
  1199 Lancaster Avenue
  Berwyn, Pennsylvania 19312
Dimensional Fund Advisors, Inc...................     255,905(c)            5.6%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, California 90401
Anthony Spier....................................     217,944(d)            4.3%
Randall S. Wells.................................     163,560(d)            3.3%
Ernest R. Wish...................................      54,419(d)            1.1%
John R. Blouin...................................      43,770(d)(e)           *
Frank R. Martin..................................      14,402(d)(e)           *
Marshall L. Burman...............................       6,085                 *
Jerry Kalov......................................       4,677                 *
Officers & Directors as a group (15 persons).....   1,474,914(d)(e)        29.4%

---------------
 *   Represent holdings of less than one percent.

(a) Pursuant to the Voting Rights Agreement dated August 30, 1999, Mr. James J. Roberts Jr. and Mr. John R. Blouin have agreed to vote 652,396 shares as a block on certain matters. See "Voting Rights Agreement" for additional disclosure.

(b) Pursuant to Schedule 13D filed with the Securities and Exchange Commission by Mr. Roberts on November 18, 1999 and other information furnished by him, Mr. Roberts has sole voting power over all shares beneficially owned by him. According to such information, all of these shares are owned by Mr. Roberts as trustee of a trust of which he is sole beneficiary.

(c) Pursuant to Schedule 13G filed with the Securities and Exchange Commission on February 9, 2000, The Killen Group, Inc., a registered investment advisor, is deemed to have beneficial ownership of 407,055 shares of Wells-Gardner Electronics as of December 31, 1999.

     Pursuant to Schedule 13G filed with the Securities and Exchange Commission on February 4, 2000, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 255,905 shares of Wells-Gardner Electronics as of December 31, 1999. All securities reported are owned by advisory clients of Dimensional, no one of which, to the knowledge of Dimensional, owns more than 5% of the class. Dimensional disclaims beneficial ownership of all such securities.

(d) The amounts shown include the following shares that may be acquired within 60 days pursuant to outstanding stock options: Mr. Spier, 81,111 shares, Mr. Wells, 51,922 shares, Mr. Roberts, 18,770, Mr. Wish, 18,770 shares, Mr. Blouin, 18,770 shares, Mr. Martin, 5,556 shares, and all executive officers and directors as a group, 478,909 shares.

(e) The amount shown excludes 2,000 shares owned in joint tenancy by Mr. Blouin and 1,050 shares owned in joint tenancy by Mr. Martin. Both Mr. Blouin and Mr. Martin disclaim beneficial ownership of such shares.

                  REPORT OF BOARD OF DIRECTORS ON COMPENSATION

     This report of the Board of Directors shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

OVERVIEW OF EXECUTIVE COMPENSATION POLICIES

     The Board of Directors' policy with respect to compensation of the Company's executive officers includes the following objectives:

     - Maintain a level of compensation that will attract and retain highly qualified individuals.

     - Match the compensation goals of the executive officers with the short-term and long-term operational goals of the Company.

     - Align the interests of the executive officers and shareholders.

     - Reward significant performance by individual executive officers, which performance contributes to the success of the Company.

     To achieve these objectives, the overall compensation of the Company's executive officers was comprised in 1999 of salaries and stock options granted under the Company's Amended and Restated Incentive Stock Plan. The Board of Directors determines the annual salary of each executive officer, based upon recommendations of the Compensation Committee. The Amended and Restated Incentive Stock Plan is administered by the Compensation Committee. See "Report of the Compensation Committee" herein.

     Certain executive officers are parties to employment contracts which specify minimum salaries. Any compensation exceeding such minimum levels is set relative to executive compensation at comparable companies in the electronics industry and companies of comparable size.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Spier is employed under a contract originally entered into in connection with his joining the Company and being elected as Chairman of the Board, President and Chief Executive Officer of the Company in April, 1994, (the "1994 Contract"). In February, 1999, Mr. Spier's contract was amended (the "Amended Contract"). The Amended Contract, which expires December 31, 2002, but can be extended for additional one-year terms thereafter, provides for minimum annual compensation of $232,000. Mr. Spier may terminate the Amended Contract in the event of a "change in control" of the Company. If, upon a "change of control" of the Company, Mr. Spier terminates the Amended Contract and does not, within five days of termination, enter into a new contract with a term of at least two years with the Company or the Company's successor, the Amended Contract provides that Mr. Spier is entitled to a lump sum payment in an amount equal to the greater of the compensation Mr. Spier would have been entitled to but for such termination during the remaining term of the agreement and twice his total compensation from the Company for the twelve calendar months preceding termination. In addition, in case of a "change of control," the Amended Contract provides for payment of the value of any unvested stock options or stock awards, and a payment to offset any excise tax liability (pursuant to section 4999 of the Internal Revenue Code) incurred. In addition, Mr. Spier also received stock options in 1999. See "Report of the Compensation Committee" and "Summary Compensation Table" herein.

                               BOARD OF DIRECTORS

Anthony Spier                 John R. Blouin
Marshall L. Burman            Jerry Kalov
Frank R. Martin               James J. Roberts, Jr.
Randall S. Wells              Ernest R. Wish

                      REPORT OF THE COMPENSATION COMMITTEE

     The Company believes that significant stock ownership by executive officers is a major incentive in building shareholder value and aligning the interests of executives and shareholders. Under the Company's Amended and Restated Incentive Stock Plan, which is administered by the Compensation Committee, nonqualified stock options, incentive stock options, stock appreciation rights and stock awards may be granted to officers and other key employees of the Company. In 1999, 135,000 stock options were granted to nine executive officers.

CHIEF EXECUTIVE OFFICER AWARDS

     In 1999, Mr. Spier was granted an option to purchase 30,000 shares of Common Stock at an exercise price of $2.50, the fair market value on the date of the grant. See "Option Grants in 1999" for further information with respect to the specific terms of such grant. The Compensation Committee believes the stock option grant helps to align Mr. Spier's long term compensation directly with shareholder value since the potential value of the grant is tied directly to increases in the fair market value of the Company's Common Stock during the term of the option.

                             COMPENSATION COMMITTEE

                         Marshall L. Burman (Chairman)
                                  Jerry Kalov
                                 Ernest R. Wish

                           SUMMARY COMPENSATION TABLE

     Set forth on the following table are, for the years indicated, each component of compensation paid to the Chief Executive Officer, Vice President of Sales and Vice President of Marketing.

                                              ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                      ------------------------------------   ------------------------------------
                                                                             RESTRICTED   SECURITIES   LONG-TERM
                                                            OTHER ANNUAL       STOCK      UNDERLYING   INCENTIVE       ALL OTHER
         NAME AND            FISCAL   SALARY(A)   BONUS    COMPENSATION(B)   AWARDS(C)     OPTIONS     PAYOUTS(C)   COMPENSATION(D)
    PRINCIPAL POSITION        YEAR       ($)       ($)           ($)            ($)          (#)          ($)             ($)
    ------------------       ------   ---------   -----    ---------------   ----------   ----------   ----------   ---------------
Anthony Spier..............   1999     226,455    41,682       22,151           --          30,000       33,250          6,032
  Chairman of the Board,      1998     226,435    32,176       11,279           --          30,000       45,500          7,016
  President and Chief         1997     224,134    39,998       15,919           --          30,000       42,000         33,116
  Executive Officer
Mark Komorowski............   1999     128,922     8,775        9,000           --          15,000        9,500          3,758
  Vice President              1998     115,718     5,052        8,400           --          15,000       10,500          3,995
  of Sales                    1997     100,817     4,376        8,400           --          15,000        7,000          3,447
John Pircon................   1999      92,428    13,727        9,000           --          20,000        9,500          3,409
  Vice President              1998      91,565    13,027        8,400           --          15,000       10,500          3,259
  of Marketing                1997      88,222    13,198        8,400           --          15,000        7,000          3,136

-------------------------
(a) Includes all pre-tax employee contributions to the Employee Retirement 401(k) Plan.

(b) Includes benefits associated with the use of a Company automobile or monthly allowance for 1999, 1998 and 1997.

(c) In 1994, Mr. Spier received performance-based restricted stock awards aggregating 39,000 shares, which awards were amended in February, 1996, and, as amended, are subject to vesting or forfeiture as follows: 12,000, 13,000 and 14,000 of Mr. Spier's shares will vest in each of 1996, 1997 and 1998, respectively, if the Company's earnings equal or exceed the target amount for that year. The performance goal set for these awards was reached for the period ended December 31, 1998 and subsequently paid in 1999. In 1994, Mr. Komorowski and Mr. Pircon received performance-based restricted stock awards of 9,000 shares each, which awards were amended in February, 1996, and, as amended, are subject to vesting or forfeiture as follows: 2,000, 3,000 and 4,000 shares will vest in each of 1996, 1997 and 1998, respectively, if the Company's earnings equal or exceed the target amount for that year. The performance goal set for these awards was reached for the period ended December 31, 1998 and subsequently paid in 1999.

(d) Includes premiums paid on life insurance for the benefit of Mr. Spier for 1999, 1998 and 1997 of $1,032, $2,016 and $2,016, respectively and the
    Company's contributions to the Employee Retirement 401(k) Plan in 1999, 1998 and 1997 of $5,000, $5,000 and $4,750, respectively. Included in 1997 was $26,350 for an automobile purchase.

    Includes premiums paid on life insurance for the benefit of Mr. Komorowski for 1999, 1998 and 1997 of $96, $143 and $97, respectively and the Company's contributions to the Employee Retirement 401(k) Plan in 1999, 1998 and 1997 of $3,662, $3,852 and $3,350, respectively.

    Includes premiums paid on life insurance for the benefit of Mr. Pircon for 1999, 1998 and 1997 of $105, $158, and $171, respectively and the Company's contributions to the Employee Retirement 401(k) Plan in 1999, 1998 and 1997 of $3,304, $3,101 and $2,965, respectively.

                             OPTION GRANTS IN 1999

     Set forth is certain information concerning grants of options to the Chief Executive Officer, Vice President of Sales and Vice President of Marketing.

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                             INDIVIDUAL GRANTS                              ANNUAL RATES OF
                       -------------------------------------------------------------          STOCK PRICE
                          NUMBER OF       PERCENTAGE OF                                     APPRECIATION FOR
                         SECURITIES       TOTAL OPTIONS                                       OPTION TERM
                         UNDERLYING         GRANTED TO      EXERCISE OF                   --------------------
                       OPTIONS GRANTED   EMPLOYEE IN 1999   BASE PRICE    EXPIRATION        5%           10%
        NAME                 (#)               (%)           ($/SHARE)       DATE           ($)          ($)
        ----           ---------------   ----------------   -----------   ----------        ---          ---
Anthony Spier........      30,000(a)            11             2.500       1/4/2009       35,809       85,769
Mark Komorowski......      15,000(a)             4             2.500       1/4/2009       17,905       42,885
John Pircon..........      20,000(a)             6             2.656       1/4/2009(b)    25,362       60,747

---------------
(a) The options become exercisable in 25% installments in June, 1999, January, 2000, January, 2001 and January, 2002.

(b) Mr. Pircon was granted 5,000 additional options which become exercisable in 25% installments in December, 1999, June, 2000, June, 2001 and June, 2002.

                    AGGREGATED OPTION EXERCISES IN 1999 AND
                       OPTION VALUES AT DECEMBER 31, 1999

     Set forth on the following table is information relating to the number of shares of Common Stock subject to options held at December 31, 1999, by the Chief Executive Officer, Vice President of Sales and Vice President of Marketing.

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS AT               IN-THE-MONEY OPTIONS
                           SHARES                         FISCAL YEAR-END (#)        AT FISCAL YEAR-END(A) ($)
                        ACQUIRED ON       VALUE       ---------------------------   ---------------------------
         NAME           EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----           ------------   ------------   -----------   -------------   -----------   -------------
Anthony Spier.........       0              0           65,361         47,250          4,921         14,766
Mark Komorowski.......       0              0           29,753         23,626          2,461          7,383
John Pircon...........       0              0           61,634         27,376          2,574          7,299

---------------
(a) Based on a per share value, at December 31, 1999, of $3.125.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Anthony Spier, Jerry Kalov and Frank R. Martin serve on the Executive Committee, which deals with certain matters related to compensation of executive officers. Mr. Spier does not participate in any decisions relating to his compensation. James J. Roberts, Jr. is Chairman of the Board and Chief Executive Officer of James Industries, Inc. and John R. Blouin is President of James Industries, Inc., a sales representative organization, acts as a sales representative for, and as a distributor of, the Company's products. James Industries, Inc. has been an independent sales representative for the Company since 1979 and is compensated therefor on a commission basis pursuant to the Amended and Restated Sales Representation Agreement dated August 30, 1999 (the "Representation Agreement"). Commissions paid or due pursuant to the Representation

Agreement to James Industries, Inc. in 1999, totaled approximately $1,076,000. The agreement expires December 31, 2003, but can be extended for additional one-year terms thereafter. James Industries, Inc. also acts as a distributor, purchasing the Company's products for sale to third parties. For 1999, the Company's sales to James Industries, Inc. totaled approximately $261,000.

                      COMMON STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the yearly percentage change in the cumulative total shareholder return of the Company's Common Stock with the cumulative total return of the S&P Midcap 400 Index and the S&P Electronics-Instrumentation Index during the years 1994 through 1999, assuming the investment of $100 on December 31, 1994, and the reinvestment of dividends.
[Performance Graph]

                                                WELLS-GARDNER ELECTRONICS                                   S & P ELECTRONICS
                                                       CORPORATION           S & P MIDCAP 400 INDEX      (INSTRUMENTATION) INDEX
                                                -------------------------    ----------------------      -----------------------
12/94                                                    100.00                      100.00                      100.00
12/95                                                    119.00                      131.00                      155.00
12/96                                                    163.00                      156.00                      194.00
12/97                                                    221.00                      206.00                      228.00
12/98                                                    100.00                      236.00                      272.00
12/99                                                    122.00                      271.00                      610.00

* $100 INVESTED ON 12/31/94 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

           PROPOSAL FOR APPROVAL OF THE ADOPTION OF THE WELLS-GARDNER
               ELECTRONICS CORPORATION EXECUTIVE STOCK AWARD PLAN

     Subject to the approval of the Company's shareholders at the Meeting, the Board of Directors has adopted the Wells-Gardner Electronics Corporation Executive Stock Award Plan (the "Stock Award Plan"), effective as of April 25, 2000. The Company wishes to provide the Stock Award Plan to: (a) increase the proprietary interest in the Company of those Key Employees (as defined below) whose responsibilities and decisions directly affect the performance of the Company; (b) provide rewards for those Key Employees who make contributions to the success of the Company; and (c) attract and retain persons of superior ability as Key Employees of the Company. "Key Employee" means an officer or other key employee of the Company or its subsidiary who is responsible for or contributes to the management, growth, technology or profitability of the Company's business.

     Shareholders are being asked to approve the adoption of the Stock Award Plan to qualify the Stock Award Plan pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 (the

"Exchange Act") and thereby render certain transactions under the Stock Award Plan exempt from Section 16 of the Act.

     The Stock Award Plan will be administered by the Compensation Committee of the Board of Directors (the "Stock Award Plan Committee"). The Stock Award Plan Committee has plenary discretion and control respecting the administration of the Stock Award Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE ADOPTION OF THE STOCK AWARD PLAN.

     The following brief summary of certain features of the Stock Award Plan is qualified in its entirety by reference to the full text of the Stock Award Plan, which is available upon request from the Company's Corporate Secretary.

TERMS OF THE STOCK AWARD PLAN

     Employees eligible to participate in the Stock Award Plan consist of our employees who have been notified in writing by the Stock Award Plan Committee that they have been selected.

     Under the Stock Award Plan, Key Employees may be awarded restricted shares of our common stock. Forty percent of the Key Employee's shares of restricted stock becomes unrestricted two years after the date such restricted stock was awarded. The remaining 60% of a Key Employee's shares of restricted stock becomes unrestricted five years after the date on which such restricted stock was awarded. Shares of restricted stock awarded under the Stock Award Plan will be forfeited prior to their designated expiration date if a Key Employee's employment terminates, except under certain circumstances described below.

     Key Employees will not be able to assign or transfer their shares of restricted stock until they vest as explained above. As holders of restricted stock, Key Employees who have received awards will be entitled to vote on all shares of restricted stock and receive all dividends, if any, issued on their restricted stock. Once shares of restricted stock vest, the Key Employee will receive certificates representing his or her shares of stock and will be entitled to all of the rights enjoyed by the Company's shareholders, provided however, that the Key Employee may be subject to limitations on resale such as Rule 144 of the Securities Act of 1933, as amended, and Section 16 of the Exchange Act.

     If a Key Employee dies while any of his or her restricted stock is outstanding, his or her representative or beneficiary will receive a pro rata portion of such restricted stock based on the number of years from the date the restricted stock was awarded to the date of death. Similarly, if the employment of a Key Employee terminates due to disability, such Key Employee will receive a pro rata portion of the restricted stock based on the number of years from the date the restricted stock was awarded to the date of disability.

     The Company may issue up to 300,000 shares of common stock under the Stock Award Plan, subject to adjustment for stock splits and the like as described below. These shares will be made available either from the Company's authorized but unissued shares of common stock or from treasury shares. If awards are forfeited, canceled or otherwise terminate for any reason before the corresponding shares of the Company's common stock are delivered to a participant in the Stock Award Plan, then the shares of common stock will again become available for grants of awards under the Stock Award Plan.

     In the event of a stock dividend, stock split, recapitalization, or other change in the Company's capital structure, the sale of all or substantially all of its assets or an other similar corporate transaction, the Stock Award Plan Committee will adjust the number and kind of shares subject to awards and the exercise price of awards and make any other necessary adjustments that it deems appropriate to equitably reflect the corporate event or transaction.

     The Company's Board of Directors may amend or terminate the Stock Award Plan at any time and for any reason. The Stock Award Plan Committee can amend the Stock Award Plan as long as it reports its amendments to the Board of Directors. If required by applicable law, agreement or the rules of any stock exchange or market on which the Company's common stock is listed, shareholder approval will be sought for an amendment to the Stock Award Plan.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

     The following summary of tax consequences with respect to awards under the Stock Award Plan is not comprehensive and is based upon laws and regulations in February 1, 2000. Such laws and regulations are subject to change.

     Generally, a Key Employee will not recognize taxable income at the time of a stock award of restricted shares. However, a Key Employee may make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") to be taxed at the time of the award as described below. A Key Employee will recognize ordinary income at the time restricted stock becomes unrestricted. The taxable income will be equal to the fair market value of the unrestricted shares on the grant date.

     If a Key Employee did not elect under Code Section 83(b) to recognize income at the time of the stock award, he or she will recognize ordinary income at the time of vesting.

     If a Key Employee receives restricted shares, he or she may elect under Code Section 83(b) to include as ordinary income in the year of the stock award an amount equal to the fair market value of the shares on the transfer date. The fair market value of the restricted shares will be determined as if the shares were not subject to forfeiture. If a Key Employee makes the Section 83(b) election, he or she will not recognize any additional income when the shares vest. Any appreciation in the value of the restricted shares after the award is not taxed as compensation, but instead is taxed as capital gain when the restricted shares are sold or transferred. If a Key Employee makes a Section 83(b) election and the restricted shares are later forfeited, he or she is not entitled to a tax deduction or a refund of the tax already paid.

     Dividends received by a Key Employee on unvested restricted shares are treated as taxable compensation and are subject to withholding. The Company is entitled to a deduction equal to the amount of the dividends paid on unvested restricted shares. Dividends received on restricted shares subject to a Section 83(b) election are taxed as dividends instead of compensation.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by a Key Employee in connection with a stock award. The deduction will generally be allowed for the Company's taxable year in which a Key Employee recognizes such ordinary income.

STOCK AWARD PLAN BENEFITS

     It is not possible to determine the number of shares of Common Stock that will in the future be purchased under the Stock Award Plan by any particular individual. It is anticipated that between six and 12 individuals will be deemed Key Employees by the Stock Award Plan Committee.

                    PROPOSAL FOR RATIFICATION OF APPOINTMENT
                  OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has appointed the firm of KPMG LLP to serve as independent certified public accountants of the Company for the fiscal year ending December 31, 2000. Although shareholder ratification is not required, the Board of Directors believes that the shareholders should be afforded the opportunity to ratify the appointment and has directed that such appointment be submitted to the shareholders of the Company for ratification at the Meeting. KPMG LLP has served as independent certified public accountants of the Company with respect to the Company's financial statements for fiscal years 1997, 1998 and 1999, and is considered by the Board of Directors of the Company to be well qualified. If the shareholders do not ratify the appointment of KPMG LLP, the Board of Directors may reconsider the appointment.

     A representative of KPMG LLP will be present at the Annual Meeting and will have the opportunity to make a statement. The representative will also be available to respond to appropriate questions from the shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any person holding more than ten percent of the Company's Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and any exchange or quotation system on which the Common Stock is listed or quoted. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that all of these filing requirements were satisfied by its directors and officers and ten percent holders during 1999. In making these statements, the Company has relied on the representations of its directors and officers and its ten percent holders and copies of the reports that they have filed with the Securities and Exchange Commission.

                         PROPOSALS OF SECURITY HOLDERS

     Pursuant to the proxy solicitation regulations of the SEC, any shareholder proposal intended to be presented at the 2001 Annual Meeting of Shareholders (the "2001 Meeting") must be received at the Company's executive offices, 2701 North Kildare Avenue, Chicago, Illinois 60639, by no later than November 10, 2000, in order to be considered for inclusion in the Company's proxy statement materials relating to such meeting. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy any shareholder proposal which does not meet the requirements of the SEC in effect at that time. The Company form of proxy for the 2001 Meeting will confer discretionary authority upon the persons named as proxies to vote on any untimely stockholder proposals.

                       NOTICE OF BUSINESS TO BE CONDUCTED
                         AT A SPECIAL OR ANNUAL MEETING

     The bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. The bylaws of the Company provide an advance notice procedure for a shareholder to properly bring notice to the Secretary of the Corporation not less than twenty (20) days prior to such meeting. The advance notice by shareholders must include (i) a brief description of the business to be brought before the meeting, (ii) the name, age, business and residence address of the shareholder submitting the proposal,
(iii) the principal occupation or employment of such shareholder, (iv) the number of shares of the Company which are beneficially owned by such shareholder, and (v) any material interest of the shareholder in such business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at that time such proposal is received.

                                 OTHER BUSINESS

     The Company is not aware of any business to be acted upon at the Meeting other than that which is described in this Proxy Statement. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the Meeting. In the event that other business calling for a vote of the shareholders is properly presented at the Meeting, the holders of the proxies will vote your shares in accordance with their best judgment. Chicago, Illinois
March 16, 2000

                                    APPENDIX
                     WELLS-GARDNER ELECTRONICS CORPORATION
                            AUDIT COMMITTEE CHARTER

     The Audit Committee of Wells-Gardner Electronics Corporation (the "Committee") shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibility which, shall include, but not be limited to:

     - Assessing the Company's risks and control environment and the steps management has taken to monitor, control and report significant financial risks.

     - Oversee the financial reporting of the Company.

     - Review the independence and performance of the Company's independent auditors.

     - Provide an avenue of communication among independent auditors, management and the Board of Directors (the "Board").

     - Annually review and reassess the adequacy of the Charter.

     The Committee shall be empowered to retain independent counsel, independent auditors, or others to assist it in the conduct of any investigation.

     The independent auditors are ultimately accountable to the Committee and Board as a representative of shareholders. The Committee shall review the independence and performance of auditors. It is the responsibility of the Committee and Board for selection, evaluation and replacement of the outside auditor. The Committee shall approve the fees, review the audit plan and discuss the independence of the independent auditors. The Committee will receive a formal written statement from the independent auditor, consistent with Independence Standards Board Standard No. 1, delineating all relationships between them and the Company.

     The Committee members shall meet all Charter requirements of the American Stock Exchange and will issue a report to shareholders in the Company's proxy statement as required by the Securities and Exchange Commission. Membership of the Committee shall consist of at least three independent members of the Board who are financially literate and who shall serve at the discretion of the Board. Additionally, at least one member of the Committee shall have accounting or related financial management expertise. The Committee shall meet at least quarterly or more frequently as circumstances require and will receive an agenda and materials for such meeting in advance. The Committee will also meet privately in executive session with management and the independent auditors to discuss any matters that the Committee or each group believes should be discussed. The Chairman of the Committee will distribute minutes and communicate such discussions to the Board on a quarterly basis.

     Finally, the Committee will perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or Board deems necessary or appropriate.

                                    APPENDIX

                      WELLS-GARDNER ELECTRONICS CORPORATION
                           EXECUTIVE STOCK AWARD PLAN

SECTION 1.        PURPOSE AND NUMBER OF SHARES.

         The purpose of the Wells-Gardner Electronics Corporation Executive Stock Award Plan is to:

         (a) increase the proprietary interest in the Company of those Key Employees whose responsibilities and decisions directly affect the performance of the Company;

         (b) provide rewards for those Key Employees who make contributions to the success of the Company; and

         (c) attract and retain persons of superior ability as Key Employees of the Company.

         Subject to adjustment as provided below, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 300,000. To the extent any shares of Stock covered by an Award are not delivered to a Key Employee or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         In the event of a Change of Control, the restrictions applicable to Restricted Stock shall permanently lapse and such Restricted Stock shall become vested and transferable to the full extent of the Award.

         In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Committee may make such substitution or adjustments in the (A) number and kind of shares that may be delivered under the Plan,
         (B) number and kind of shares subject to outstanding Awards and (C) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 2.        DEFINITIONS.

         "AFFILIATE" means a corporation or other entity controlled by the Company and designated by the Committee as such.

         "AWARD" means an award of Restricted Stock granted to any Key Employee in accordance with the provisions of the Plan.

         "BOARD" means the Board of Directors of the Company.

         "CHANGE OF CONTROL" shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned Affiliate or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Exchange Act becomes the beneficial owner of stock representing more than forty-five percent (45%) of the combined voting power of the Company's then outstanding securities; (b)(i) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned Affiliate, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the shareholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 consecutive months, persons who were members of the Board immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board immediately prior to such 24-month period and who constituted a majority of the Board at the time of such election, cease to constitute a majority of the Board.

         "COMMITTEE" means the Compensation Committee appointed by the Board to administer the Plan pursuant to Section 4 hereof.

         "COMPANY" means Wells-Gardner Electronics Corporation and its successors and assigns.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         "KEY EMPLOYEE" means an officer or other key employee of the Company or any of its Affiliates who, in the judgment of the Committee, is responsible for or contributes to the management, growth, technology or profitability of the business.

         "PLAN" means the Wells-Gardner Electronics Corporation Executive Stock Award Plan as amended or supplemented from time to time.

         "RESTRICTED STOCK" means Stock delivered under the Plan subject to the requirements of Section 7 hereof and such other restrictions as the Committee deems appropriate or desirable.

         "RETIREMENT" means retirement from active employment under a pension plan of the Company or any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

         "STOCK" means the common stock ($1.00 par value) of the Company.

         "TOTAL DISABILITY" means the complete and permanent inability of a Key Employee to perform substantially all of his or her duties under the terms of his or her employment with the Company as determined by the Committee upon the basis of such evidence, including independent medical reports or data, as the Committee deems appropriate or necessary; provided, however, that a Total Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. The determination of Total Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

SECTION 3.        EFFECTIVE DATE.

         The effective date of the Plan shall be July 1, 1999, subject to approval of the Plan by the Company's stockholders. Notwithstanding anything in the Plan to the contrary, if the Plan shall have been approved by the Board prior to such stockholder approval, Key Employees may be selected and Award criteria may be determined and Awards may be made as provided herein subject to subsequent stockholder approval.

SECTION 4.        PLAN ADMINISTRATION.

         (a) COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board.

         (b) POWERS. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, to interpret the Plan and any Awards and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each decision made or action taken pursuant to the Plan, including interpretation of the Plan and the Awards granted hereunder by the Committee, shall be final, binding and conclusive for all purposes and upon all persons, including without limitation, the Company, the Committee, the Board, Key Employees and their respective successors in interest.

         (c) INDEMNIFICATION. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all costs and expenses (including counsel fees) and liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the by-laws of the Company.

         (d) INDEPENDENT ADVISORS. The Committee may employ such independent professional advisors, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation meeting fees and expenses and professional fees, shall be paid by the Company.

SECTION 5.        PARTICIPATION.

         Participation in the Plan shall be limited to Key Employees who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. No employee shall at any time have any right to be selected to participate in the Plan. No Key Employee having been granted an Award shall have any right to be granted an additional Award in the future. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company. The right and power of the Company to dismiss or discharge any Key Employee, with or without cause, is specifically reserved.

SECTION 6.        AWARD GRANTS AND AGREEMENTS.

         (a) AWARDS. The President of the Company may recommend Key Employees to participate in the Plan, and may recommend the timing, amount and restrictions, if any, and other terms and conditions of an Award, subject to the terms of the Plan. The Committee, in its sole discretion, has the authority to grant Awards under the Plan, which may be made in accordance with the recommendations of the President or otherwise.

         (b) AGREEMENTS. Each Award shall be evidenced by a written Award Agreement, in a form adopted by the Committee. Each Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required by the Plan, and contain such restrictions, terms and conditions as the Committee may determine.

SECTION 7.        RESTRICTED STOCK.

         (a)      CUSTODY OF SHARES.

                  (i) Each certificate representing shares of Restricted Stock issued pursuant to an Award shall be registered in the name of the Key Employee and held, together with a stock power endorsed in blank, by the Company. Unless and until such shares of Restricted Stock fail to vest and are forfeited as provided herein, (1) the Key Employee shall be entitled to vote all such shares of Restricted Stock and receive all cash dividends, if any, with respect thereto; and (2) all other distributions with respect to such Restricted Stock, including, but not limited to, Stock received as a result of a stock dividend, stock split, combination of shares or otherwise, shall be treated as provided in Section 1 hereof. Each certificate of Restricted Stock issued pursuant to an Award shall bear the following (or similar) legend:

                                    "The transferability of this certificate and of the shares of Common Stock represented hereby are subject to the terms and conditions (including vesting) contained in the Wells-Gardner Electronics Corporation Executive Stock Award Plan and an Award Agreement entered into between the registered owner and Wells-Gardner Electronics Corporation. A copy of such Plan and Award Agreement is on file in the office of the Secretary of Wells-Gardner Electronics Corporation."

                           In lieu of the foregoing, the Company may issue stop transfer instructions to its transfer agent or take such other steps as are necessary to preclude the transfer of Restricted Stock.

                  (ii) Certificates representing shares of Restricted Stock which have become vested pursuant to Section 7 hereof and which have been held by the Company shall be delivered by the Company to the Key Employee (or the Key Employee's legal representative) in the form of a freely transferable certificate, without legend (provided that the Key Employee is not an "affiliate" of the Company within the meaning of Rule 405 adopted pursuant to the Securities Act of 1933, as amended) promptly after becoming vested, provided, however, that the Company need not deliver such certificates to a Key Employee until the Key Employee has paid or caused to be paid all taxes required to be withheld pursuant to
                           Section 8 hereof.

         (b)      RESTRICTION PERIOD.

                  (i) Vesting Schedule. Except as provided in Section 7(b)(ii) or 7(b)(iii) hereof, to the extent that a Key Employee remains continuously employed by the Company, Restricted Stock received as an Award shall become vested, and no longer subject to forfeiture, in accordance with the following schedule:


                           PERIOD OF EMPLOYMENT          PORTION OF AWARD VESTED

                           On or after the second                  40%
                           anniversary date of the Award

                           On or after the fifth                   100%
                           anniversary date of the Award

                           Except as specifically provided in Section 7(b)(ii) or 7(b)(iii) hereof, upon the termination of a Key Employee's employment with the Company, for any reason whatsoever, all remaining nonvested Restricted Stock received by such Key Employee as an Award shall be immediately forfeited.

                  (ii) Waiver of Vesting Schedule. Notwithstanding the provisions of Section 7(b)(i) hereof, with respect to any Key Employee or group of Key Employees, the Committee may elect to waive or accelerate the vesting schedule set forth in Section 7(b)(i) hereof, in whole or in part, at any time at or after the time an Award is granted, based on such corporate, personal or other performance criteria as the Committee may determine and require, in its sole discretion.

                  (iii) Death, Disability or Retirement. Notwithstanding the provisions of Section 7(b)(i) hereof, upon a Key Employee's death, Total Disability or Retirement, shares of Restricted Stock shall vest on a pro rata basis, comparing the number of years from the date of the Award to the date of death, Total Disability or Retirement. Shares of Restricted Stock which do not so vest shall be forfeited to the Company.

         (c) RESTRICTIONS. Until shares of Restricted Stock have vested in accordance with Section 7(b) hereof, an Award shall be subject to the following restrictions:

                  (i) Nontransferability. Except as otherwise required by law, Restricted Stock which has not vested may not be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of, except to the Company as provided herein.

                  (ii) Other Restrictions. The Committee may impose such other restrictions on any Award as it may deem advisable, including without limitation, stop-transfer orders and other restrictions set forth in the terms of the Award Agreement or as the Committee may deem advisable under the rules and regulations, and other requirements of the Securities and Exchange Commission, and any applicable federal or state securities or other laws.

SECTION 8.        MISCELLANEOUS.

         (a) AWARDS NOT CONSIDERED COMPENSATION. No Award made under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement for the benefit of its employees unless the Company shall determine otherwise.

         (b) ABSENCES. Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

         (c) DELIVERY TO PERSONS OTHER THAN KEY EMPLOYEE. If the Committee finds that shares of Restricted Stock are to be delivered under the Plan to a Key Employee who is unable to care for his or her affairs then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to delivery. Any such delivery shall be a complete discharge of the liability of the Company therefor.

         (d) PLAN COPIES. Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Key Employees at all reasonable times at the Company's headquarters.

         (e) WITHHOLDING TAXES. The Company may withhold any taxes in connection with the Plan that the Company determines it is required to withhold under the laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, without limitation, taxes in connection with the delivery of shares of Restricted Stock or the vesting of Restricted Stock. A Key Employee may elect to satisfy such withholding requirements either by (i) delivery to the Company of a certified check prior to the delivery of shares of Restricted Stock which are vested pursuant to Section 7 hereof, (ii) instructing the Company to retain a sufficient number of shares of Stock to cover the withholding requirements, or (iii) instructing the Company to satisfy the withholding requirements from the Key Employee's salary.

         (f) GOVERNING LAW. The Plan and all rights hereunder shall be governed by and constructed in accordance with the law of the State of Illinois, without giving effect to its rules on conflicts of law.

         (g) KEY EMPLOYEE COMMUNICATIONS. All elections, designations, requests, notices, instructions and other communications from a Key Employee or other person to the Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class or delivered to such location as shall be specified by the Committee.

         (h) BINDING ON SUCCESSORS. The terms of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors and assigns. All obligations imposed upon a Key Employee, and all rights granted to the Company hereunder, shall be binding upon the Key Employee's heirs, legal representatives and successors.

         (i) CAPTIONS. Captions preceding the sections and clauses hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof.

         (j) SEVERABILITY. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of the Plan or the application thereof to any person or circumstances is prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such prohibition or invalidity without invalidating the reminder of such provision or the remaining provisions of the Plan or the application of such provision to other persons or circumstances.

         (k) DURATION, AMENDMENT AND TERMINATION. The Board may at any time amend or terminate this Plan as of any date specified in a resolution adopted by the Board. The Plan may also be amended by the Committee, provided that all such amendments are reported to the Board. Each amendment shall be subject to stockholder approval if required by Rule 16b-3 under the Exchange Act or a successor rule or regulation. No amendment of the Plan may affect an Award theretofore granted under the Plan without the written consent of the Key Employee affected. No Award may be granted after this Plan has terminated. After the Plan has terminated, the functions of the Committee shall be limited to supervising the administration of Awards previously granted. Termination of the Plan shall not affect any Award previously granted.

         (l) MITIGATION OF EXCISE TAX. If any payment or right accruing to a Key Employee under this Plan (without the application of this Section
                  (8)(l)), either alone or together with other payments or rights accruing to the Key Employee from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended ("Code") and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Key Employee is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Key Employee and such determination shall be conclusive and binding on the Key Employee. The Key Employee shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 8(l) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

                                  {PROXY CARD}

                      WELLS-GARDNER ELECTRONICS CORPORATION
                            2701 NORTH KILDARE AVENUE
                             CHICAGO, ILLINOIS 60639

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Anthony Spier and George B. Toma and each of them, as Proxies, each with power of substitution, and hereby authorizes them to vote, as designated below, all common shares of Wells-Gardner Electronics Corporation held of record by the undersigned on March 10, 2000, at the annual meeting of shareholders to be held on April 25, 2000, and any adjournment thereof. A majority of the Proxies present at the meeting, and if only one is present, then that one, may exercise the power of all the Proxies hereunder.

    1. ELECTION OF DIRECTORS
       |_| FOR all nominees listed below    |_| WITHHOLD AUTHORITY to vote for
                                                all nominees listed below
                                        (except as marked to the contrary below)


                 Anthony Spier, Marshall L. Burman, Jerry Kalov,
                         Frank R. Martin, Ernest R. Wish

    If additional persons are nominated, the named Proxies may cumulate the votes represented by this proxy in their discretion among the above named nominees. The withholding of authority to vote for any individual nominee or nominees will permit the Proxies to distribute the withheld votes among the remaining nominees. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below).


    ----------------------------------------------------------------------------

    2. ADOPTION OF THE COMPANY'S EXECUTIVE STOCK AWARD PLAN. To consider and vote upon a proposal to adopt the Company's Executive Stock Award Plan.

                   |_| FOR       |_| AGAINST       |_| ABSTAIN

    3. RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. To consider and vote upon a proposal to ratify the appointment of KPMG LLP, as independent certified public accountants of the Company for the fiscal year ending December 31, 2000.

                   |_| FOR       |_| AGAINST       |_| ABSTAIN

    4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED DIRECTORS AND FOR PROPOSAL 2 AND 3.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    DATED                                    , 2000
         ------------------------------------

    -----------------------------------------------
    Signature

    -----------------------------------------------
    Signature if held jointly

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.